UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2005

MAN SANG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	000-20877 (Commission File Number)	87-0539570 (IRS Employer Identification No.)

21st Floor, Railway Plaza, 39 Chatham Road South,

Tsimshatsui, Kowloon,

Hong Kong SAR

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (852) 2317 5300

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.03 Material Modifications to Rights of Security Holders.

On November 23, 2005, Man Sang Holdings, Inc. (the “Company”) submitted a Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955 - After Issuance of Class or Series) (“Certificate of Amendment”), fixing the number of votes for holders of 100,000 issued and outstanding shares of the Company’s Series A Preferred Stock at 3,191,225 shares of the Company’s Common Stock (subject to adjustments for stock splits, stock dividends, combinations, and the like upon occurrence of such event, if any). A copy of the Certificate of Amendment is attached to this current report on Form 8-K as Exhibit 3.1, and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955 - After Issuance of Class or Series), submitted on November 23, 2005

Date: November 23, 2005	MAN SANG HOLDINGS, INC.

By:       /s/ CHENG Chung Hing, Ricky

CHENG Chung Hing, Ricky
Chairman of the Board, President and
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955 - After Issuance of Class or Series), submitted on November 23, 2005